Nielsen Roadmap for Growth and Value Creation Thursday, November 7, 2019 | 8:00 am EST Exhibit 99.3

The following discussion contains forward-looking statements, including those about Nielsen’s outlook and prospects, as such term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those which are not historical facts. These and other statements that relate to future results and events and those regarding our plan to spin-off the Company’s Global Connect business are based on Nielsen’s current expectations as of the date of this presentation. Our actual results in future periods may differ materially from those currently expected because of a number of risks and uncertainties. The risks and uncertainties that we believe are material include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for US federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://ir.nielsen.com, such as our most recent 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Our outlook is provided for the purpose of providing information about current expectations and targets. This information may not be appropriate for other purposes. FORWARD-LOOKING STATEMENTS

TODAY’S DISCUSSION Strategic Review Outcome – Focused on Creating Long-Term Value Two Global Franchises With Unique Characteristics and End Markets Nielsen to Separate into Two Publicly Traded Companies, Following Extensive Review Clear Path Forward as Independent Companies With Focused Strategies Fit-for-Purpose Capital Structure for Each Business Continued Strong Execution in 3Q, Raising 2019 Adjusted EPS Guidance 3Q Revenue Ahead of Expectations for Both Media and Connect Adjusted EBITDA and Adjusted EBITDA Margin On Track in 3Q Reiterating 2019 Revenue, Adjusted EBITDA and FCF Guidance Raising 2019 Adjusted EPS Guidance to $1.77-$1.83 from $1.70-$1.80 strategic review outcome

TWO STRONG FRANCHISES, DIFFERENT DYNAMICS SEPARATION ENABLES GREATER FOCUS AND VELOCITY Unique Investment and Focus for Each Business Simplified Structure and Singular Focus Will Drive Faster Decision-Making Opportunity to Better Align Capital and Resource Allocation NIELSEN GLOBAL MEDIA NIELSEN GLOBAL CONNECT Independent Arbiter of Truth Across Media Markets Growing Global Footprint in $600B Advertising Market LTM Revenue: $3.4B, Adjusted EBITDA: $1.5B Investing in Digital Transformation as Markets Evolve Recurring Revenue, Attractive Margins Critical Measurement and Analytics for FMCG Markets Global Footprint Supports $7T Global Grocery Spend LTM Revenue: $3.0B, Adjusted EBITDA: $0.4B Investing in Connect Platform and Retailer Collaboration Strategies to Drive Growth and Margin Expansion

Strategic Review Process Confidence in Improving Fundamentals Broad Range of Options Evaluated Active and Fully Engaged Board Separation Supported by In-Depth Analysis Greater Value as Independent Companies Singular Focus for Each Business to Drive Results Fit-For-Purpose Capital Structures Dividend Policy, Flexibility to Delever and Invest Extensive Evaluation; Value Maximizing Outcome as Independent Companies Two Strong, Global Franchises SEPARATION WILL CREATE GREATEST VALUE MAXIMIZING VALUE THROUGH SEPARATION Key Conclusions

Financial/Capital Structure Spin-off to Nielsen Shareholders Expected to be Tax-Free for U.S. Federal Income Tax Purposes Stock Distribution Ratio to be Determined at a Later Date Transaction Targeted to be Complete Within 9 to 12 Months Multiple Workstreams Well Underway Subject to Market, Regulatory and Certain Other Conditions Favorable Ruling/Opinion on Tax Matters  Effectiveness of Form 10 Registration Statement Final Approval by Board of Directors and Shareholders Quarterly Dividend Adjusted to $0.06 per Share Different Target Leverage Ratios for Media and Connect Manageable Incremental Standalone and Public Company Costs Structure Timing Closing Conditions EXPECTED TO BE COMPLETED IN 9-12 MONTHS SEPARATION considerations

The path forward: Global Media

Nielsen: Foundational to Media Markets Evolving Market Needs, Demanding One Media Truth One Measurement Definition Sought Across Digital, TV Clients Want Planning and Outcome Analytics at Scale Investment Required to Deliver Next-Gen Cross-Platform Measurement Aligned End-to-End Media Organization Built Detailed Product Roadmaps Developed Plan for True Consistent Digital/TV Measurement Investing in Addressable TV Platform International Identified as Expansion Opportunity Key 2019 Accomplishments ONE MEDIA TRUTH: ESSENTIAL FOR MEDIA MARKETS TO FUNCTION KEY LEARNINGS AND ACCOMPLISHMENTS FOR GLOBAL MEDIA Key Learnings

Serve As Indispensable, Data-Driven Foundation that Allows Markets to Function Unbiased, Reliable Arbiter of Truth that Defines the Media Ecosystem Playing Field Advertisers Distributors Nielsen: One Media Truth Embedded in Ecosystem, Multi-Year Contracts Complete, De-duplicated Cross-Platform Metrics Reliable Planning, Lift, Optimization True Persons-Level Data NIELSEN ENABLES MEDIA MARKETS TO FUNCTION WITH ONE TRUTH Agencies Measurement Currency in 39 Markets Truth is Our Only Agenda NIELSEN’S ESSENTIAL ROLE IN THE GLOBAL MEDIA ECOSYSTEM Publishers Sports Leagues + +

INVESTING IN three STRATEGIC PILLARS TO DRIVE GLOBAL MEDIA Measure the Total Audience Help Media Monetize with Cross-Media Currency Across Digital, TV, and Audio Pervasive and Consistent Digital Measurement, Enhanced Capabilities Deploy Addressable Platform, Advanced Metadata Capabilities Predict and Measure Outcomes Leverage Total Audience and AI to Provide Cross-Platform Planning Enable End Markets to Make Performance-Based Decisions Develop Integrated Tools for Decision-Making in Discovery, Planning, Optimization Expand Globally Drive Further Adoption of Digital Measurement and Analytics Expand into New Geographies Across All Media Unify Go-To-Market and Product Offerings INVESTING IN NEXT STAGE OF NIELSEN’S GROWTH Measuring Audiences and Outcomes on a Global Basis to Drive Attractive Growth

DRIVING HIGHER GROWTH OVER TIME MEDIA ROADMAP TO DELIVER GROWTH AND VALUE Key Investments Strong Trajectory and Value Creation Building New Foundation Low Single Digit Revenue Growth Accelerate Digital in Media Invest in Plan/Optimize Solutions Invest in Key Measurement Initiatives Continued Focus on Productivity New Leadership Driving Rigor End-to-End Accountability Prioritized Product Roadmaps Refreshed Commercial Approach Multi-Year Strategic Plan Mid Single Digit Revenue Growth True, Cross-Platform Currency Faster Growing Analytics Scale Driving Margin Expansion Leverage Scalable Products Medium-Term Current Near-Term

THE PATH FORWARD: GLOBAL connect

Retailers Manufacturers FMCG Manufacturers Investing in Data and Technology to Adapt to Dynamic Markets Retailers Seeking Better Insights and External Omnichannel Benchmarks Due to Increased Competition Growing Global Market, Favorable Trends in Emerging Markets, Competitive US Market NIELSEN AT THE CENTER OF THE FMCG/RETAILER ECOSYSTEM CONNECT: GLOBAL LEADER WITH FAVORABLE MARKET TRENDS Nielsen Omnichannel Coverage Predictive Analytics Critical Retail Sales and Consumer Measurement Data Nielsen Connect Platform Unique Global Footprint 100+ Markets Sole Measurement Provider in Most Emerging Markets + +

WORKING WITH PARTNERS ACROSS THE LANDSCAPE Retail Connect Partner Network Technology Example – Strategic Partners

Four STRATEGIC PILLARS TO DRIVE GLOBAL connect Broadly Deploy Nielsen Connect Platform U.S. Deployment Accelerating in 4Q, 2020 The Only Truly Open, Cloud-Native Measurement and Analytics Platform for Retailers and Manufacturers Deepen Coverage and Granularity to Measure Total Consumer Extend Omnichannel and eCommerce Coverage Greater Breadth and Depth of Emerging Markets Traditional and Modern Trade Strengthen and Expand Retailer Partnerships Enables Growth and Efficiency for Retail and Manufacturers with Broad Range of Capabilities Strategic Focus on Price, Promotion and Personalization Analytics Operational Cost Reduction Opportunity Driven by Automation, Platform Convergence Focused on Scalable, Syndicated Offerings, Retirement of Legacy Systems Leveraging Technology to Drive Speed and Quality PRODUCT AND OPERATIONAL TRANSFORMATION TO DRIVE TURNAROUND

Medium-term financial opportunity

MEDIA FINANCIAL OPPORTUNITY

2018-2019E Summary Financials

	2018A	2019E
Revenue ($M)	$3,377	~$3,430
Adj. EBITDA ($M)	$1,476	~$1,480
Adj. EBITDA Margin	43.7%	~43%

- ~80% Revenue Recurring in Nature
- Multi-Year Contracts
- ~15% International Revenue, Significant Opportunity

Medium-Term Targets

- Mid Single Digit Organic Revenue CAGR Through 2023
  - Resulting Growth Profile In-Line with Media Markets, Info Services Peers
  - Key Drivers include Digital, Addressable, International
  - Not a Linear Path; Growth Initiatives Build Over Time
- Attractive Margins (Low to Mid 40%s)
  - Core Strength in Traditional Media Markets
  - Accelerated Transition to Digital
  - Incremental Investment / Net Productivity

WELL POSITIONED FOR ENHANCED LONG-TERM GROWTH

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CONNECT FINANCIAL OPPORTUNITY

2018-2019E Summary Financials

	2018A	2019E
Revenue ($M)	$3,138	~$3,045
Adj. EBITDA ($M)	$420	~$420
Adj. EBITDA Margin	13.4%	~14%

- Improving Organic Revenue Trends
- ~60% Revenue Recurring in Nature
- 73% International Revenue; 38% Emerging

Medium-Term Targets

- Low Single Digit Organic Revenue CAGR Through 2023
  - Stabilizing U.S. Market
  - Steady Growth in Other Developed Markets
  - Accelerating Growth in Emerging Markets
- Target High-Teens Adj. EBITDA Margins by 2023
  - Significant Operational Efficiencies
  - Nielsen Connect Enables Scaled Product Offerings
  - Upside from Operating Hubs and Automation

GLOBAL CONNECT TRANSFORMATION UNDERWAY

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3Q Earnings AND 2019 OUTLOOK

RESULTS REFLECT CONTINUED SOLID EXECUTION 3Q 2018 3Q 2019 Commentary Revenue Growth(a) (0.6)% 2.4% Ahead of Plan Adjusted EBITDA $471 $476 CC Growth in Media and Connect Adjusted EBITDA Margin 29.4% 29.5% Driving Productivity, Investing in Growth Adjusted Earnings per Share $0.45 $0.51 Higher EBITDA, Lower Effective Tax Rate Free Cash Flow $266 $301 Strong Collections, Lower Restructuring ($M, except per share amounts) 3Q 2019 TOTAL NIELSEN Growth in Constant Currency

3Q Revenue Dynamics Continued Strength in Total Audience Measurement Double Digit Growth in Digital Pressure in Local TV Telecom Continues to Impact Plan / Optimize Adjusted EBITDA Margin 43.8% Margins Down 128 bps YoY Constant Currency Strategic Investments Offset Productivity $621 Audience Measurement Plan / Optimize TOTAL AUDIENCE MEASUREMENT DRIVING GROWTH 4.2% 4.7% 3Q YoY% 4.6% ($M, growth in constant currency) 3Q 2019 MEDIA YTD YoY% $1,848 0.0% 3.7% 2.7%

$530 A GOOD OPERATING QUARTER FOR CONNECT 0.9% (0.4)% 3Q YoY% 0.0% ($M, growth in constant currency) 3Q 2019 CONNECT (2.7)% 1.0% YTD YoY% (0.1)% $1,615 Predict / Activate Measure Revenue Dynamics Continued Growth in Retail Measurement Services Growth in Omni-Channel and Retail Initiatives Timing Impact: Some Revenue Shift into 4Q Improvement in China 3Q Adjusted EBITDA Margin 14.6% Margins Up 27 bps YoY Constant Currency Driven by Productivity Initiatives $1B Non-Cash Impairment Charge Interim Assessment Based on Several Criteria

2019 OPERATING PERFORMANCE OUTLOOK REMAINS POSITIVE HIGH CONFIDENCE IN GUIDANCE Maintaining Revenue, Adjusted EBITDA and Free Cash Flow Outlook Increasing Adjusted EPS Guidance METRIC GUIDANCE COMMENTARY Total Revenue Growth(a) Flat to +1.5% Media +2-3% Connect -2% to Flat Adjusted EBITDA ($M) Adjusted EBITDA Margin $1,800 - $1,900 28 - 29% Expect to be at or Above Midpoint of Range Significant Productivity, Reinvestment Adjusted Earnings per Share $1.77 - $1.83 Lower Tax Rate Free Cash Flow ($M) $525 - $575 Big Organizational Focus In Constant Currency 2019 GUIDANCE – total nielsen

2018 Revenue 2019 Guidance Commentary Nielsen Global Media Audience Measurement $2.4B 2 to 3% Expect to be at High End Plan / Optimize $1.0B 1 to 2% Expect to be at Low End Total $3.4B 2 to 3% Nielsen Global Connect Measure $2.2B -1% to +1% Expect to be at High End Predict / Activate $0.9B -4% to -2% Expect to be in the Range Total $3.1B -2% to Flat Note: Revenue Growth in Constant Currency 2019 SEGMENT OUTLOOK

SUMMARY

SEPARATION EXPECTED TO DRIVE VALUE CREATION SUMMARY Comprehensive Strategic Review Now Complete Separation Will Unlock Value of Two Strong, Global Franchises Clear Plan in Place to Improve Revenue, Profits and Cash Flow for Each Business Simplified Organizational Structure Will Enable Faster Decision-Making Transaction Targeted to be Complete in 9-12 Months

Q&A

APPENDIX

Certain non-gaap measures Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations and certain other items considered unusual or non-recurring in nature, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. (continued) Certain non-gaap measures

Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) Certain non-gaap measures

2019 GUIDANCE: KEY METRICS

	Metrics	Commentary
Interest Expense, Net	$395-$405M	- No Change from Prior Forecast
GAAP Tax Rate	~40% in 4Q	- Discrete Items Could Impact 4Q Tax Rate
Restructuring Expense	$80-$100M	- Achieving Productivity Despite Lower Restructuring
D&A	$745-$755M	- No Change from Prior Forecast
Average Diluted Shares	~356M	- Essentially Flat YoY
Net Debt Leverage Ratio	~4.30x	- No Change from Prior Forecast

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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(a) Projected impact assumes rates in effect at 10/31/19 remain in effect for the balance of 2019. Note: We report on a constant currency basis to reflect operating performance CURRENCY PROFILE - REVENUE PROJECTED FX IMPACT(a): REPORTED VS CONSTANT CURRENCY Foreign currency impact

Adjusted ebitda reconciliation Quarter Ended September 30 2018 2019 Net income/(loss) attributable to Nielsen shareholders $ 96 $ (472) Interest expense, net 97 99 Provision/(benefit) for income taxes 59 (380) Depreciation and amortization 175 186 EBITDA 427 (567) Equity in net loss of affiliates - - Other non-operating expense, net 9 13 Restructuring charges 19 5 Impairment of goodwill and other long-lived assets - 1,004 Share-based compensation expense 1 13 Other items(a) 15 8 Adjusted EBITDA $ 471 $ 476 ($ in millions) (unaudited) Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $250 $1 $127 $- $3 $ - $381 Connect (964) 8 57 1,004 4 - 109 HQ (26) (4) 2 - 6 8 (14) Total $(740) $5 $186 $1,004 $13 $8 $476 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $253 $5 $115 $- $2 $ - $375 Connect 36 15 57 - 3 - 111 HQ (28) (1) 3 - (4) 15 (15) Total $261 $19 $175 $- $1 $15 $471 QUARTER ENDED SEPTEMBER 30, 2018 QUARTER ENDED SEPTEMBER 30, 2019 Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs Adjusted ebitda reconciliation ($ in millions) (unaudited)

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $931 $19 $516 $- $14 $- $1,480 Connect (887) 60 227 1,004 16 - 420 HQ (139) 11 7 - 24 52 (45) Total $(95) $90 $750 $1,004 $54 $52 $1,855 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $998 $23 $444 $- $11 $ - $1,476 Connect (1,329) 101 223 1,411 14 - 420 HQ (144) 15 8 2 10 63 (46) Total $(475) $139 $675 $1,413 $35 $63 $1,850 YEAR ENDED DECEMBER 31, 2018 YEAR ENDED DECEMBER 31, 2019E Other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Adjusted ebitda reconciliation ($ in millions) (unaudited)

Revenue reconciliation ($ in millions) (unaudited) 2018 Reported 2019 Reported % V 2019 vs. 2018 Reported 2018 Constant Currency % V 2019 vs. 2018 Constant Currency 2018 Organic Constant Currency 2019 Organic % V 2019 vs. 2018 Organic Constant Currency Audience Measurement $596 $621 4.2% $593 4.7% $593 $620 4.6% Plan / Optimize 241 249 3.3% 239 4.2% 239 243 1.7% Media $837 $870 3.9% $832 4.6% $832 $863 3.7% Measure $545 $530 (2.8)% $532 (0.4)% $532 $528 (0.8)% Predict / Activate 218 216 (0.9)% 214 0.9% 211 214 1.4% Connect $763 $746 (2.2)% $746 0.0% $743 $742 (0.1)% Total $1,600 $1,616 1.0% $1,578 2.4% $1,575 $1,605 1.9% QUARTER ENDED SEPTEMBER 30

ADJ. EPS– NON-GAAP MEASURES ($ in millions) (unaudited) Quarter ended September 30 2018 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $0.27 $(1.33) Depreciation and amortization associated with acquisition- related tangible and intangible assets 0.15 0.14 Restructuring 0.05 0.01 Impairment of goodwill and other long-lived assets - 2.82 Share-based compensation - 0.04 Other non-operating (income)/expense, net 0.02 0.03 Other items(a) 0.04 0.02 Tax effect of above items (0.10) (0.07) Discrete tax benefit/(provision) - (1.15) Adjusted earnings per share $0.45 $0.51 Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs

FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)   Quarter Ended September 30 2018     2019 Net cash provided by operating activities $387     $413 Less: Capital expenditures, net   (121)     (112) Free cash flow $266     $301

2019 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

ADJUSTED EBITDA RECONCILIATION	
	2019 Guidance Range
Net income/(loss)	**$(275) - $(215)**
Interest expense, net	~$400
Provision/(benefit) for income taxes	~$(300)
Depreciation and amortization	~$750
Restructuring charges	~$90
Impairment of goodwill and other long-lived assets	~$1,000
Share-based compensation and other[(a)]	~$130
Adjusted EBITDA	**$1,800 - $1,900**

FREE CASH FLOW	
Net cash provided by operating activities	$1,055 – $1,105
Less: Capital expenditures, net	~ $(530)
Free cash flow	$525 – $575

NET DEBT LEVERAGE RATIO	
Gross Debt	~$ 8,300
Cash	~$ 400
Net Debt	~$ 7,900
Adjusted EBITDA	$1,800 - $1,900
Net Debt Leverage Ratio	~4.30x

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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2019 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

REVENUE RECONCILIATION

	2018 Constant Currency	% V Constant Currency	2019 Guidance
Total	$6,430	Flat - 1.5%	~$6,475

ADJUSTED EARNINGS PER SHARE RECONCILIATION

	2019 Guidance Range
Net income/(loss) attributable to Nielsen Shareholders	**$(285) - $(235)**
Depreciation and amortization associated with acquisition-related tangible and intangible assets	~$200
Restructuring charges	~$90
Impairment of goodwill and other long-lived assets	~$1,000
Share-based compensation expense and Other	~$130
Tax effect of above items	~$(120)
Discrete tax items	~$(400)
Adjusted Earnings	**$630 - $650**
Adjusted earnings per share	**$1.77 - $1.83**

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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Debt capital table ($ in millions) Debt Capital Table 12/31/18 09/30/19 Change Loan Debt (secured) $4,020 $4,139 $119 4.50% Sr. Notes (10/1/20) 797 798 1 5.50% Sr. Notes (10/1/21) 621 622 1 5.00% Sr. Notes (4/15/22) 2,290 2,293 3 5.00% Sr. Notes (2/1/25) 496 497 1 Finance lease/misc. debt 163 138 (25) Total Debt $8,387 $8,487 $100 Less Cash 524 389 (135) Net Debt $7,863 $8,098 $235 Adjusted EBITDA(a) $1,850 $1,849 $(1) Net Debt Leverage Ratio(b) 4.25x 4.38x 0.13x Weighted avg. interest rate(c) 4.67% 4.52% (15bps) Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt minus cash), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases.

Selected financial metrics & balance sheet items ($ in millions) (unaudited) Financial metrics 3Q19 Free Cash Flow $301 Capital Expenditures, net $112 D&A(b) $186 Net Book Interest $99 Cash Taxes $63 Cash Restructuring $15 Wtd. avg. diluted shares 355.8 Balance Sheet – 09/30/19 Gross Debt $8,487 Cash $389 Net Debt $8,098 Net Debt Leverage Ratio(c) 4.38x CURRENT DEBT MATURITY PROFILE – 09/30/19(a) Excludes revolver ($190M) and finance leases ($138M). Includes $49M of depreciation and amortization associated with tangible and intangible assets acquired in business combinations. Reflects Net Debt (gross debt minus cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis by adding reported amounts for each of the quarters contained therein. $-

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